Exhibit 23.1
                                                                 ------------

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 31, 1998, included in this Form 10-K into American Mobile Satellite Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-72852, 33-34250, 33-91714 and 333-30099.


March 31, 1998                               /s/Arthur Andersen LLP